REVENUE	12 Months Ended
Dec. 31, 2024
REVENUE
REVENUE

6.REVENUE

During the years ended December 31, 2022, 2023 and 2024, the Group’s revenue which represents the amount received and receivable, net of discounts and sales related taxes, from Haidilao restaurant operation, delivery business and others, which is generated from sales of hot pot condiment products and food under secondary brands to local guests and retailers, are as follows:

	2022	2023	2024
	USD’000	USD’000	USD’000
Types of services or goods
Haidilao restaurant operation	545,612	661,162	747,296
Delivery business	6,572	9,807	11,293
Others	6,041	15,393	19,719
Total	558,225	686,362	778,308
Timing of revenue recognition
At a point in time	558,225	686,362	778,308

Material accounting policy information

Revenues are derived principally from restaurant operation, delivery business and others.

Restaurant operation

Revenue from restaurants owned by the Group are recognized when a customer takes possession of the food and tenders payment, which is when the obligation performance is satisfied. Sales from restaurant operations are presented net of sales taxes and discounts.

The Group operates a customer loyalty scheme through which loyalty points are granted to the customers on consuming in the restaurants that entitle them to consume by offsetting the loyalty points on future purchases and consumptions in the restaurants. These loyalty points provide a right to consume by offsetting the loyalty points to customers that they would not receive without past purchases and consumptions in the restaurants. The promise to provide the right to the customer is therefore a separate performance obligation. The transaction price is allocated between the restaurant operation service provided and the loyalty points on a pro-rata stand-alone selling price basis, as determined by menu pricing and loyalty points terms. The stand-alone selling price of each loyalty point is estimated based on the right to be given when the loyalty points are redeemed by the customer and the likelihood of redemption, as evidenced by the Group’s historical experience. The performance obligation related to loyalty points is deemed to have been satisfied, and the amount deferred in the statement of financial position is recognized as revenue, when the points are converted to a reward and redeemed, or the likelihood of redemption is remote.

Proceeds from the sales of prepaid cards and vouchers are recognized as contract liabilities and recognized as revenues when redeemed by the customer. These prepaid cards and vouchers have no expiration and can be utilized in the future consumption in restaurants at customers’ discretion.

Delivery business

The Group also offers food delivery service to the customers who can order the takeaway food through third-party aggregators’ platforms or from certain of the Group’s restaurants.

When control of the takeaway food has transferred, being at the point the customers receive the takeaway food delivered by the delivery staff of third-party aggregators or the Group’s own riders, the Group recognizes revenue, excluding delivery fees and platform charges if the food is delivered by the third-party aggregators.

Others

Other revenues include sales of hot pot condiment products and food under secondary brands to local guests and retailers. Other revenues are recognized at point in time upon transfer of control of products to customers in an amount that reflects the consideration the Group expects to receive in exchange for those products.